UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2010

ENVIRO VORAXIAL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-27445	83-0266517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 N.W. 57th Place, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 958-9968
(Registrant’s telephone number, including area code)

_____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On May 28, 2010 the Company completed a private placement of its securities under which it issued an aggregate of 1,476,000 shares of its common stock and warrants exercisable to purchase 738,000 shares of common stock to 22 accredited investors.  The warrants are exercisable for a period of six months from the completion of the private placement at an exercise price of $0.60 per share.  The Company received gross proceeds of $369,000 from the sale of the securities.  No commissions were paid in connection with the private placement.  The securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The securities may not be transferred absent registration or applicable exemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRO VORAXIAL TECHNOLOGY, INC.

Date: July 14, 2010	/s/ Alberto DiBella
Alberto DiBella
Chief Executive Officer